UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_____________________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material under §240.14a-12.

PHENIXFIN CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PHENIXFIN CORPORATION
445 Park Avenue, 9th Floor
New York, New York 10022
(212) 859-0390

February 26, 2021

Dear Stockholder:

You are cordially invited to participate in the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of PhenixFIN Corporation (the “Company”) to be held on Thursday, April 8, 2021 at 12:00 P.M., Eastern Time. You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/PFX2021. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. If you are a beneficial owner, you have the right to direct your bank or broker on how to vote the shares held in your account. You should follow the voting directions provided by your bank or broker. You may complete and mail a voting instruction form to your bank or broker or, if your bank or broker allows, submit voting instructions by telephone or the Internet pursuant to instructions provided by your bank or broker. At the Annual Meeting, you will be asked to:

1.      Elect two directors of the Company, each to serve for a term of three years, or until his or her respective successor is duly elected and qualified;

2.      Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; and

3.      Transact such other business that may properly come before the Annual Meeting.

Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Board and the management of the Company, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting and vote during the Meeting, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided, authorize your proxy by telephone or through the Internet as described on the enclosed proxy card, or, if you are a beneficial owner, follow the voting instruction form of your bank or broker as soon as possible.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ David Lorber
David Lorber
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 8, 2021.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2020, are available on the Internet through our website at http://www.phenixfc.com.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

•        The date and time of the Annual Meeting and instructions to participate in the Annual Meeting via live webcast;

•        A list of the matters intended to be acted on and our recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Okapi Partners LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Okapi Partners LLC
1212 Avenue of the Americas, Floor 24
New York, NY 10036
(212) 297-0720
info@okapipartners.com

PhenixFIN Corporation
445 Park Avenue, 9th Floor
New York, New York 10022
(212) 859-0390

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
April 8, 2021, 12:00 P.M., Eastern Time

To the Stockholders of PhenixFIN Corporation:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of PhenixFIN Corporation (the “Company”) will be held on Thursday, April 8, 2021, at 12:00 P.M., Eastern Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of our stockholders and other meeting participants, the Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/PFX2021. The Annual Meeting will be held, for the following purposes:

1.      To elect two (2) directors of the Company, each to serve for a term of three years, or until his or her respective successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; and

3.      To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on February 22, 2021. Shareholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.virtualshareholdermeeting.com/PFX2021. To log in, shareholders (or their authorized representatives) will need the 16 digit control number provided on their proxy card or, if they are a beneficial owner, their voting instruction form. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions. If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site (at www.virtual shareholdermeeting.com/PFX2021) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting at 11:45 a.m., Eastern Standard Time, on April 8, 2021.

Please sign the enclosed proxy card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. If you hold your shares beneficially through a bank or broker, please follow the voting instruction form of your bank or broker. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.

By Order of the Board of Directors,
/s/ David Lorber
David Lorber
Chairman of the Board of Directors

New York, New York
February 26, 2021

To ensure proper representation at the annual meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the internet. Even if you vote your shares prior to the Annual Meeting, you still may participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/PFX2021 and vote your shares at the time of the Annual Meeting if you wish to change your vote. To log in, shareholders (or their authorized representatives) will need the 16 digit control number provided on their proxy card or voting instruction form.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form.

PhenixFIN Corporation
445 Park Avenue, 9th Floor
New York, New York 10022
(212) 859-0390

PROXY STATEMENT
2021 Annual Meeting of Stockholders
To be Held on April 8, 2021, 12:00 P.M., Eastern Time

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of PhenixFIN Corporation (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 8, 2021, at 12:00 P.M., Eastern Time. You can participate in the Annual Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/PFX2021. Shareholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.virtualshareholdermeeting.com/PFX2021. To log in, shareholders (or their authorized representatives) will need the 16 digit control number provided on their proxy card or, if they are a beneficial owner, their voting instruction form. If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions. If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site (at www.virtual shareholdermeeting.com/PFX2021) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting at 11:45 a.m., Eastern Standard Time, on April 8, 2021. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, are first being sent to stockholders on or about February 26, 2021.

We encourage you to vote your shares by participating in the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, based upon the recommendation of the Board, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors, and FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.

If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to 445 Park Avenue, 9th Floor, New York, NY 10022.

Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed instruction card for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form.

If you hold shares of common stock through a broker, bank or other nominee and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of directors (Proposal I) at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm (Proposal II).

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.      To elect two (2) directors of the Company, each to serve for a term of three years, or until his or her respective successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; and

3.      To transact such other business as may properly come before the Annual Meeting.

Record Date

The record date for the Annual Meeting is the close of business on February 22, 2021 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 2,723,709 shares of the Company’s common stock outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of a majority of outstanding shares of the Company’s common stock as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. Abstentions and “broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Vote Required

Election of Directors.    The election of a director requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Under the plurality voting standard, the nominees who receive the largest number of affirmative votes “FOR”, even if less than a majority, are elected to the Board, up to the maximum number of directors to be elected. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. “Broker non-votes” will have no effect on the outcome of such election.

If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm.

Abstentions are considered votes cast and have the same effect as a vote “AGAINST” for purposes of ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. “Broker non-votes” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2021 fiscal year in accordance with the recommendation of the Board.

Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has engaged the services of Okapi Partners LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $12,500, plus reimbursement of certain expenses and fees for additional services requested. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, director nominees, or executive officers of the Company. No additional compensation will be paid to directors or executive officers of the Company. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of directors, director nominees, or executive officers of the Company are “participants” in this proxy solicitation.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The address of all executive officers and directors is c/o PhenixFIN Corporation, 445 Park Avenue, 9th Floor, New York, NY 10022.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)(2)		Percentage of Class(3)
Almitas Capital LLC(4)	162,430		6.0%
Bradley L. Radoff(5)	207,700		7.6%
Glacier Point Advisors, LLC(6)	301,162		11.1%
Interested Director
David A. Lorber	83,748	(7)	3.1%
Independent Directors
Arthur S. Ainsberg	150		* %
Howard Amster	234,802	(8)	8.6%
Karin Hirtler-Garvey	150		* %
Lowell W. Robinson	—		—
Executive Officers
Ellida McMillan	—		—
All executive officers and directors as a group (6 persons)			11.7%

____________

*        Represents less than one percent.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This table assumes the beneficial owners have made no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Share amounts reflect the Company’s 1-for-20 reverse stock split effected July 24, 2020.

(3)      Based on a total of 2,723,709 shares of the Company’s common stock issued and outstanding on February 22, 2021.

(4)      Based on information included in the Schedule 13G filed by Almitas Capital LLC with the SEC on February 17, 2021. The address of Almitas Capital LLC is 1460 4th Street, Suite 300, Santa Monica, CA 90401.

(5)      Based on information included in the Schedule 13G filed by Bradley L. Radoff with the SEC on February 16, 2021. Per the Schedule 13G, Mr. Radoff directly owned 96,500 shares. Mr. Radoff, (i) may be deemed the beneficial owner of the 49,896 shares owned by BLR Partners LP, as the sole shareholder and sole director of each of BLRGP Inc. (the general partner of the general partner of BLR Partners LP) and FMLP Inc. (the general partner of the investment manager of BLR Partners LP), (ii) may be deemed the beneficial owner of the 58,804 shares owned by The Radoff Family Foundation, as a director of The Radoff Family Foundation, and (iii) may be deemed the beneficial owner of the 2,500 shares held in a certain donor advised charitable account, as an advisor to such charitable account, which, together with the 96,500 shares he directly owns, constitutes an aggregate of 207,700 shares beneficially owned by Mr. Radoff. The address of Bradley L. Radoff is 2727 Kirby Drive, Unit 29L, Houston, TX 77098.

(6)      Based on information included in the Schedule 13G filed by Glacier Point Advisors, LLC with the SEC on July 20, 2020. The address of Glacier Point Advisors, LLC is 13921 Gimbert Lane, North Tustin, CA 92705.

(7)      FrontFour Master Fund, Ltd., an exempted company formed under the laws of the Cayman Islands (“FrontFour Master Fund”), beneficially owns 1,633,248.329 of the reported shares. FrontFour Opportunity Fund, a mutual fund trust formed under the laws of British Columbia, Canada (“FrontFour Opportunity Fund”), beneficially owns 41,714 of the reported shares. Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a managing member and principal owner of FrontFour Capital Group LLC (“FrontFour Capital”), which serves as an investment manager of FrontFour Master Fund, and a principal owner of FrontFour Capital Corp. (“FrontFour Corp.”), which serves as an investment manager to FrontFour Opportunity Fund. David A. Lorber disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

(8)      These shares are deemed to be beneficially owned by Howard Amster, as a result of his personal ownership and in his capacity as President of Pleasant Lakes Apts. Corp., which is the General Partner of Pleasant Lakes Apts. Limited Partnership, and in his capacity as the trustee of the various trusts listed in the Form 3 filed with the SEC by Howard Amster on August 24, 2020.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
David A. Lorber	over $100,000
Independent Directors
Arthur S. Ainsberg	$1 – $10,000
Howard Amster	over $100,000
Karin Hirtler-Garvey	$1 – $10,000
Lowell W. Robinson	None

____________

(1)      The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(2)      The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $30.27 on the Record Date on the NASDAQ Global Market (the “NASDAQ”). Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our charter and bylaws, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, Class I directors shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualified.

David A. Lorber and Howard Amster have been nominated for re-election for a three year term expiring in 2024. If elected, Mr. Lorber will continue to serve as the Chairman of the Board. If elected, Mr. Amster will continue to serve as a member of the Compensation Committee and Nominating and Corporate Governance Committee.

In connection with the appointment of Howard Amster to the Board, the Company entered into a Standstill Agreement, dated August 19, 2020 (the “Standstill Agreement”), with Mr. Amster and certain of his affiliates. Under the Standstill Agreement, the Company has agreed to nominate Mr. Amster for election at the Annual Meeting, provided that Mr. Amster continues to qualify as an independent director under the rules and regulation of the New York Stock Exchange and a person who is not an “interested person” under the Investment Company Act of 1940, continues to satisfy the requirements of good character and integrity and is not in violation of the Standstill Agreement.

Mr. Lorber is not being proposed for election pursuant to any agreement or understanding between him and the Company or any other person or entity.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. “Broker non-votes” will have no effect on the outcome of such election.

If a stockholder has delivered its proxy to the Company, and any of the candidates nominated by the Board should decline or be unable to serve as a director, it is intended that the persons named in the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board may choose a substitute nominee. If any substitute nominee is designated by the Board, we will file a proxy statement supplement that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the Company’s proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named in the proxy card will vote for the remaining nominees and substitute nominee chosen by the Board. Each of the persons named below has consented to being named in this Proxy Statement and to serve as a director if elected. Accordingly, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

Information about the Directors and Director Nominees

The Board has identified certain desired attributes for director nominees. Each of our directors and each director nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and each director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the continuing directors and director nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class I Directors – Term Expiring 2024
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director Nominee During Past 5 Years
Interested Director
David A. Lorber, 42	Director Chief Executive Officer	Class I Director since 2019; Term expires 2021	Chairman and Chief Executive Officer of the Company; Co-Founder and Portfolio Manager of FrontFour Capital; Co-Founder and Principal of FrontFour Corp.	Director of FrontFour Capital; Ferro Corporation.
Independent Director
Howard Amster, 73	Director	Class I Director since 2020; Term expires 2021

President, Pleasant Lake Apts. Corp. (since 1992); Principal and registered representative, investment advisor and financial options and operations principal, Ramat Securities Ltd. (since 1998); Registered Representative, McDonald Partners LLC (2015-July 2020).

Director, Novation Companies, Inc.; Director and member of the Executive Committee of Horizon Group Properties, Inc.

____________

(1)      The business address of the director nominees is c/o PhenixFIN Corporation, 445 Park Avenue, 9th Floor, New York, NY 10022.

David A. Lorber is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company. He was appointed Chairman of the Board of Directors of the Company and Chief Executive Officer effective January 1, 2021. He is a Co-Founder of FrontFour Capital, an investment adviser, and has served as a Portfolio Manager since January 2007. He is also a Co-Founder of FrontFour Corp., an investment adviser, and has been a Principal since January 2011. Previously, Mr. Lorber was a Senior Investment Analyst at Pirate Capital LLC, a hedge fund, from 2003 to 2006. He was an Analyst at Vantis Capital Management LLC, a money management firm and hedge fund, from 2001 to 2003 and an Associate at Cushman & Wakefield, Inc., a global real estate firm, from 2000 to 2001. Mr. Lorber has served as a director of Ferro Corporation (NYSE:FOE), a leading producer of specialty materials and chemicals for manufacturers, since May 2013, where he is also Lead Director, Chairman of its Governance & Nomination Committee and a member of its Compensation Committee. From April 2006 until December 2014, Mr. Lorber served as a director of Aerojet Rocketdyne Holdings, Inc. (formerly GenCorp Inc.) (NYSE:AJRD), a technology-based manufacturer of aerospace and defense products and systems with a real estate segment. He also previously served as a director of Huntingdon Capital Corp., a real estate company, from January 2010 to May 2013 and was a Trustee for IAT Air Cargo Facilities Income Fund, a real estate company, from January 2009 to December 2009. He also served as a director of Fisher Communications Inc. (formerly NASDAQ:FSCI), an integrated media company, from April 2009 to March 2012. Mr. Lorber earned his B.S. from Skidmore College.

Mr. Lorber’s position as Chief Executive Officer of the Company and his significant financial and investment industry background as well as his board experience and corporate governance awareness from his current and past service as a director allow him to provide valuable advice and guidance to our Board of Directors.

Howard Amster is not an “interested person” of the Company as defined in the 1940 Act. Mr. Amster has acted as a General Partner and owner of apartment projects totaling approximately 900 suites in Cleveland, OH. Since 1998, he has acted Principal and registered representative, investment advisor, and financial options and operations principal of Ramat Securities Ltd. (a formerly registered securities brokerage firm), engaged in proprietary trading and investments. From 2015 until July 2020, Mr. Amster was a registered representative of McDonald Partners LLC (a registered securities brokerage firm). Since 2001, he has served as a member of the Board and the Executive Committee and as a major shareholder of Horizon Group Properties Inc., a real estate operating company (formerly a publically held REIT) owning and managing outlet malls, and a shopping center totaling approximately 2 million square feet of space. Since 2009, Mr. Amster has served as a director of Novation Companies, Inc., a home health care company. From 1988 to January 2020, Mr. Amster was a major shareholder and served as a director of Maple Leaf Financial and its subsidiary Geauga Savings Bank based in Newbury, OH. He was chairman of its asset-liability committee, and was a member of the loan, personnel, and executive committees. In early 2020, the holding company and the bank were acquired by Farmers National Banc Corp, (ticker symbol FMNB).

Mr. Amster has extensive experience in the securities industry, has been both an investment advisor and a proprietary investor and has served as a director of various companies in the financial sector. He also has one of the largest investment positions in the Company, aligning his interests with stockholders.

Continuing Directors

Class II Directors – Term Expires 2022
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director Nominee During Past 5 Years
Independent Director
Arthur Ainsberg, 74	Director	Class II Director, since 2011; Term expires 2022	President of Ainsberg Associates

Former director of AG Mortgage Investment Trust; Nomura Securities International, Inc.; Nomura Global Financial Products, Inc.; Nomura Holding America, Inc.; and National Financial Partners Corporation

Class III Directors – Term Expires 2023
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director Nominee During Past 5 Years
Independent Directors
Karin Hirtler-Garvey, 63	Director	Class III Director since 2011; Term expires 2023	See “Other Directorships Held by Director During Past 5 Years”

Director of USAA Federal Savings Bank; VA Capital Management; and Victory Capital Management;. Previously director of ARO Liquidation Inc., the successor company to Aeropostale, Inc.; Aeropostale Inc.; Validus Holdings Ltd.; StarStone and Western World Insurance Group

Lowell W. Robinson, 71	Director	Class III Director since 2019; Term expires 2023	See “Other Directorships Held by Director During Past 5 Years”

Director of Barnes and Noble Education; Starboard Value Acquisition Corporation; the New York Academy of Science. Former director of Aratana Therapeutics, Inc.; EVINE Live Inc. (formerly ShopHQ); SITO Mobile, Ltd.; Higher One Holdings, Inc.; Support.com, Inc.

____________

(1)      The business address of the director nominees is c/o PhenixFIN Corporation, 445 Park Avenue, 9th Floor, New York, NY 10022.

Arthur S. Ainsberg is not an “interested person” of the Company as defined in the 1940 Act. Mr. Ainsberg has over 40 years of experience in the financial services industry and a deep understanding of public and accounting matters for financial service companies. Mr. Ainsberg served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities International, Inc. (the U.S. based broker-dealer of The Nomura Group) from 1996 through December 2014. In September 2012, Mr. Ainsberg was named to the Board of Directors of Nomura Global Financial Products, Inc., and in July 2013, he was named to the Board of Directors of Nomura Holding America, Inc., and served on each board through December 2014. In May 2013, Mr. Ainsberg was named to the Board of Directors of AG Mortgage Investment Trust. AG is a NYSE company, structured as a REIT, investing in various types of mortgage investments and served in such capacity until June 2020. From July 2003 through May 2012, Mr. Ainsberg served as a director for National Financial Partners Corporation, an independent financial services distribution company. From August 2009 through June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation, the largest and most complex bankruptcy in the United States. Prior to this engagement, Mr. Ainsberg served as the Independent Consultant for Morgan Stanley & Co. from December 2003 until July 2009, under the Global Research Analyst Settlement, and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Previously, Mr. Ainsberg was Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He also served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000 and was a member of that board from 1993 to 2001. From 1998 to 2000, he was also a member of the Board of District 10 of the National Association of Securities Dealers. Mr. Ainsberg is also the author of Shackleton: Leadership Lessons from Antarctica (2008) and the co-author of Breakthrough: Elizabeth Hughes, the Discovery of Insulin, and the Making of a Medical Miracle (2010).

Mr. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies.

Karin Hirtler-Garvey is not an “interested person” of the Company as defined in the 1940 Act. Ms. Hirtler-Garvey has served as a Director of USAA Federal Savings Bank, a privately held consumer bank, where she formerly served as the Compensation Committee Chair from June 2018 to January 2020, and also served as the Risk Committee Chair from December 2013 to June 2018. She also served as a Director of StarStone, a specialty insurance company, from December 2019 to November 2020, a Director of VA Capital Management, a privately held annuities firm, since August 2018, and a Director of Victory Capital Holdings, a publicly traded asset management firm, since October 2014, where she chairs the Audit Committee. Ms. Hirtler-Garvey served as a Director of Western World Insurance Group from December 2006 to June 2019, and chaired the Audit Committee from December 2009 to June 2019, and also served as a Member of its Compensation Committee and Pension Committee from April 2011 to September 2014. From August 2017 to August 2018, she served as a Director of Validus Holdings Ltd., the publicly-traded parent company of Western World. Ms. Hirtler-Garvey also served on the board of ARO Liquidation Inc., the successor company to Aeropostale, Inc., where she served as the Chairman of the Board of Directors from February 2012 to May 2016. Ms. Hirtler-Garvey served on the board of Aeropostale from August 2005 to April 2018 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to December 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From June 2008 to June 2009, Ms. Hirtler-Garvey also served as a Director for Residential Capital LLC, a subsidiary of GMAC. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is a C.P.A.

Ms. Hirtler-Garvey has had a lengthy tenure in the financial services industry, where she has accumulated extensive experience in senior management positions.

Lowell W. Robinson is an experienced executive with over thirty years of senior global strategic, financial, M&A, operational, turnaround and governance experience. From 2007 through 2009, Mr. Lowell served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc. (formerly NASDAQ:MIVA), an online advertising network, after initially joining the company in 2006 as its Chief Financial Officer and Chief Administrative Officer. Prior to that, Mr. Robinson served as the President of LWR Advisors, LLC, a strategic and financial consulting services firm, from 2002 to 2006. Previously, from 2000 to 2002, he served as the Chief Financial Officer and Chief

Administrative Officer at HotJobs.com Ltd. (formerly NASDAQ:HOTJ), an online recruiting and job search engine that was sold to Yahoo! Inc. Mr. Robinson was the Chief Financial Officer and Chief Administrative Officer at PRT Group Inc. (formerly NASDAQ:PRTG), a software and IT services company that he helped take public, from 1997 through 1999. Mr. Robinson also previously held senior financial positions at Advo, Inc. (formerly NYSE:AD), a direct-mail and marketing services company (1994 to 1997), Citigroup Inc. (NYSE:C), a multinational diversified financial services corporation (1986 to 1993), Uncle Bens Inc., a leading marketer of rice and a subsidiary of Mars, Incorporated (1983 to 1986), and Kraft Foods Inc. (formerly NYSE:KFT), at the time one of the world’s largest food companies (1973 to 1983). He previously served as a director of each of Aratana Therapeutics, Inc. (NASDAQ: PETX), a commercial-stage biopharma company focused on pet products (May 2018 to July 2019), EVINE Live Inc. (NASDAQ:EVLV) (f/k/a ShopHQ), a digital omnichannel home shopping network (March 2014 to June 2018), SITO Mobile, Ltd. (NASDAQ:SITO), a leading mobile engagement platform provider (April 2017 to June 2017), Higher One Holdings, Inc. (formerly NYSE:ONE), a financial technology company focused on providing cost-saving solutions (June 2014 to August 2016), Support.com, Inc. (NASDAQ:SPRT), a leading provider of cloud-based software and services (March 2016 to June 2016), The Jones Group, Inc. (formerly NYSE:JNY), an American designer, marketer and wholesaler of branded clothing, shoes and accessories (2005 to April 2014), and International Wire Group, Inc. (OTCMKTS:ITWG), a manufacturer and marketer of wire products (2003 to 2009). Mr. Robinson’s prior board experience also includes serving as a director of each of Independent Wireless One Corp., Diversified Investment Advisors Inc. and Edison Schools Inc. Mr. Robinson currently serves on the Board of Directors of Barnes and Noble Education and Starboard Value Acquisition Corporation. Since September 2018, Mr. Robinson has served on the Board of Directors of The New York Academy of Science, a not-for-profit organization dedicated to driving innovative solutions to society’s challenges by advancing scientific research, education and policy. He previously was on the boards of The Council for Economic Education, The Metropolitan Opera Guild, the Smithsonian Libraries and the University of Wisconsin School of Business, where he currently is on the Advisory Board for its Department of Economics. Mr. Robinson earned his M.B.A. from Harvard Business School and B.A. in Economics from the University of Wisconsin.

Mr. Robinson’s broad diversified expertise in various industries, including financial services, corporate finance, M&A and turnaround experience, as well as his experience serving as a director of numerous public companies makes him well qualified to serve on our Board of Directors.

Director Independence

We do not consider a director independent unless the Board has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board uses the definition of director independence set forth in the listing rules of the NASDAQ Stock Market LLC (the “NASDAQ Listing Rules”). Rule 5615(a)(5) of the NASDAQ Listing Rules provides that business development companies, such as the Company, are required to comply with all of the provisions of the Rule 5600 series of rules applicable to domestic issuers other than, in applicable part, Rule 5605(b), the section that defines director independence. A director of a business development company shall be considered to be independent if he or she is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of Arthur Ainsberg, Howard Amster, Karin Hirtler-Garvey, and Lowell W. Robinson is independent, has no material relationship with the Company and is a not an interested person of the Company as defined in Section 2(a)(19) of the 1940 Act. David Lorber is an interested person of the Company due to his position as Chief Executive Officer of the Company.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors oversees the activities of our executive officers and other management personnel responsible for the Company’s investment portfolio and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Presently, Mr. David Lorber serves as the Chairman of our Board of Directors. Mr. David Lorber is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is Chief Executive Officer of the Company.

The currently designated lead independent director of our Board of Directors is Arthur Ainsberg.

Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the appointment of a Chief Compliance Officer, with whom the independent directors meet periodically without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board of Directors Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles, and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors reviews a regular written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s regular report addresses the following: (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if, pursuant to the 1940 Act, certain requirements are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

An Audit Committee, a Nominating and Corporate Governance Committee, and a Compensation Committee have been established by our Board of Directors. Previous to January 1, 2021, the Company also had an operational Special Committee. During the fiscal year of 2020, our Board of Directors held 27 board meetings, six Audit Committee meetings, ten Nominating and Corporate Governance Committee meetings, one Compensation Committee meeting, and 32 Special Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.    The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.phenixfc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Karin Hirtler-Garvey (chair), Arthur S. Ainsberg, and Lowell W. Robinson, each of whom is independent as set forth in the NASDAQ Listing Rules and is not an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company. Karin Hirtler-Garvey serves as Chair of the Audit Committee. Our Board of Directors has determined that each of Karin Hirtler-Garvey, Arthur S. Ainsberg, and Lowell W. Robinson is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Karin Hirtler-Garvey, Arthur S. Ainsberg, and Lowell W. Robinson meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.phenixfc.com. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•        are of high character and integrity;

•        are accomplished in their respective fields, with superior credentials and recognition;

•        have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•        have sufficient time available to devote to the affairs of the Company;

•        are able to work with the other members of the Board of Directors and contribute to the success of the Company;

•        can represent the long-term interests of the Company’s stockholders as a whole; and

•        are selected such that with the other members of the Board of Directors represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its stockholders. The Nominating and Corporate Governance Committee is currently composed of Arthur S. Ainsberg (chair), Howard Amster, and Karin Hirtler-Garvey, each of whom is independent as set forth in the NASDAQ Listing Rules and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee.

Compensation Committee.    The Compensation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.phenixfc.com. The Compensation Committee is responsible for formulating and recommending to the full Board of Directors the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Independent Directors and Chief Compliance Officer. Previous to January 1, 2021, when the Company was externally managed, the Compensation Committee was responsible for reviewing and approving the compensation to the Independent Directors as well as for reimbursement by the Company of the compensation of the Company’s Chief Financial Officer, the Company’s Chief Compliance Officer and their respective staffs. The Compensation Committee is currently composed of Karin Hirtler-Garvey, Howard Amster, Arthur S. Ainsberg, and Lowell Robinson (chair), each of whom is independent as set forth in the NASDAQ and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Mr. Robinson serves as the Chair the Compensation Committee.

Special Committee.    The Special Committee was established for the purpose of assessing the merits of various proposed strategic transactions. In particular, the Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the previously proposed merger of the Company with an affiliate of the Company’s external investment manager and determine whether any potential alternative transactions were advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of its stockholders that the Special Committee determined to be appropriate) in connection with the any potential alternative transactions. The Special Committee had the authority to select and retain, in its sole discretion, any advisors that they deemed appropriate, including their own independent financial and legal advisors. Prior to its dissolution on January 1, 2021, the Special Committee was composed of Arthur S. Ainsberg, Karin Hirtler-Garvey, David A. Lorber (until November 2020) and Lowell W. Robinson, each of whom was independent as set forth in the NASDAQ Listing Rules and was not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company during their tenure on the Committee. Mr. Lorber served as the chair of the Special Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Investor Relations, c/o PhenixFIN Corporation, 445 Park Avenue, 9th Floor, New York, NY 10022. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics and Practice and Policies Regarding Personal Trading and Hedging of Company Securities

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company. The Company’s Code of Ethics can be accessed via our website at http://www.phenixfc.com. The Company intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

The Company has established a policy designed to prohibit our executive officers and directors from purchasing or selling shares of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The Code of Ethics establishes procedures that apply to our officers, directors, employees and access persons with respect to their personal investments and investment transactions. The Code of Ethics generally does not permit investments by officers, directors, employees and access persons in securities that may be purchased or held by us.

In addition, under the Code of Ethics, the Company’s directors must receive pre-clearance approval before trading in the Company’s securities. Moreover, officers and directors of the Company are prohibited from engaging in hedging transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the fiscal year ended September 30, 2020:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
David Lorber (3)	$387,500.00	—	—	$387,500.00
Brook Taube(4)	—	—	—	—
Seth Taube(4)	—	—	—	—
Independent Directors
Arthur S. Ainsberg	$356,500.00	—	—	$356,500.00
Howard Amster(5)	$86,370.97	—	—	$86,370.97
Karin Hirtler-Garvey	$369,000.00	—	—	$369,000.00
Lowell W. Robinson	$313,000.00	—	—	$313,000.00

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during the fiscal year ended September 30, 2020.

(3)      Mr. Lorber was an independent director prior to his appointment as the Company’s Chief Executive Officer, effective January 1, 2021 and his compensation shown for the 2020 fiscal year was for serving in such role, including as chair of the Special Committee.

(4)      Effective January 21, 2021, each of Brook and Seth Taube resigned as a director of the Company.

(5)      On August 19, 2020, in connection with the execution of a standstill agreement between the Company and Howard Amster and certain of his affiliates, the Board of Directors appointed Howard Amster to our Board of Directors.

For the fiscal year ended September 30, 2020, as compensation for serving on our Board of Directors, each independent director received an annual fee of $90,000. Independent directors also received $3,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee meeting. In addition, the Chairman of the Audit Committee received an annual fee of $25,000 and each chairperson of the

Nominating and Corporate Governance Committee, and the Compensation Committee received an annual fee of $10,000, and other members of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee received an annual fee of $12,500, $6,000, and $6,000, respectively, for their additional services in these capacities. On January 26, 2018, the Board of Directors established the Special Committee comprised solely of its independent directors for the purpose of assessing the merits of various proposed strategic transactions. As compensation for serving on the Special Committee, each independent director received a one-time retainer of $25,000 plus reimbursement of out-of-pocket expenses, consistent with the Company’s policies for reimbursement of members of the Board of Directors. In addition, the chairman of the Special Committee received a monthly fee of $15,000 and other members received a monthly fee of $10,000. On January 4, 2021, the Board of Directors approved changes to the compensation structure for its independent directors.  Under the new structure, during calendar year 2021, each of the independent directors will be paid an annual retainer of $100,000.  In addition, the lead independent director will receive an annual retainer of $30,000; the chair of the Audit Committee will receive an annual retainer of $25,000, and each of its other members will receive an annual retainer of $12,500;  and the chair of the Nominating and Corporate Governance Committee and of the Compensation Committee will each receive an annual retainer of $15,000, and each of the other members of these committees will receive annual retainers of $8,000.  Directors will also be paid a fee of $3,000 for each board meeting and $2,500 for each committee meeting that they attend.

No compensation was paid in 2020 to directors who are “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

Internalization of Our Operating Structure.    Effective January 1, 2021, our Board of Directors approved internalizing our operating structure, which we refer to as the “Internalization.” As a result, we began operating as an internally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act.

2020 Compensation.    As discussed below, in 2020 we had no employees and no employment agreements with any of our executive officers and were not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us. As a result, we are not required to include the disclosure under Items 402, 407(e)(4) and 407(e)(5) of Regulation S-K. However we have included the section entitled “Compensation Discussion and Analysis” to generally describe our compensation philosophy.

In connection with our Internalization, our executive officers will receive base salaries and may be entitled to bonus compensation.

Compensation of Chief Executive Officer and Other Executive Officers.    During the fiscal year ended September 30, 2020, we were an externally managed entity and had no employees, and none of our officers received direct compensation from us for their service as an officer. For the fiscal year ended September 30, 2020, the compensation of our finance, compliance, operations and administrative staff and executive officers was paid by our former administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by them to us.

Compensation Discussion and Analysis

As a result of our Internalization, we are an internally managed business development company, and our senior management team consists of David Lorber, our chief executive officer, and Ellida McMillan, our chief financial officer. Our executive compensation program is designed to encourage our executive officers to maximize value for our stockholders. We intend that our incentive compensation arrangements will:

•        encourage and reward accomplishing our investment objectives;

•        ensure efficient allocation of capital; and

•        maximize stockholder value.

Executive Compensation Policy

Overview

We have initially structured our executive compensation to consist of a base salary and a discretionary annual cash bonus. At the current time, we have not included any element of long term incentive, especially considering that our executives are at will employees. We intend to review the elements of the compensation arrangements of our executive officers, as we gain more familiarity and experience with the internal management structure.

Independent Compensation Consultant

The Compensation Committee may from time to time engage independent compensation consultants to assist the Committee and provide advice on a variety of compensation matters relating to named executive officers, other key employee and independent director compensation, incentive compensation plans and compensation trends, best practices and regulatory matters. Any such compensation consultants are hired by and report directly to the Compensation Committee. Although compensation consultants may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The Compensation Committee retained the services of Pearl Meyer & Partners LLC for purposes of determining the compensation to be paid to the named executive officers in connection with the Internalization.

Base salary

Base salary is intended to reflect the experience, skills, knowledge and responsibilities required of the executive officers. In addition, we intend to consider the base salaries paid to comparably situated executive officers and other competitive market practices.

The salaries of the executive officers will be reviewed on an annual basis, and at any time in which there is a material change in their responsibilities.

Annual cash bonuses

Annual cash bonuses are intended to reward individual performance during the year and are therefore expected to vary from year to year. These bonuses will be determined on a discretionary basis by the Compensation Committee. The Compensation Committee intends to take into consideration the individual performance of the executives, based on goals established by our Compensation Committee, and the overall performance of the Company, including stockholder returns.

Employment Arrangements

Each of Mr. Lorber and Ms. McMillan serves at the pleasure of the Board of Directors, and neither is party to an employment agreement with the Company.

Mr. Lorber is entitled to receive an annual base salary of $425,000. Mr. Lorber is also eligible to earn annual bonus payments of up to 100% of his base salary, as determined by the Compensation Committee in the manner described above.

Ms. McMillan is entitled to receive an annual base salary equal to $300,000. Ms. McMillan is also eligible to earn annual bonus payments of up $200,000, as determined by the Compensation Committee in the manner described above.

Conclusion

Having just commenced operating with an internalized management structure, we are still in the process of developing compensation arrangements for our executive officers that are best suited to maximizing returns for our stockholders. As we gain more experience with this structure, we expect that our compensation policies will evolve, and that the elements of the compensation packages offered to our executive may change. At this stage, we believe that the initial compensation packages awarded to our executives are appropriate for purposes of achieving the executives’ performance objectives, subject to continuing review.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

Respectfully submitted,

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Arthur Ainsberg

Howard Amster

Karin Hirtler-Garvey

Lowell Robinson, Chair

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

PROPOSAL II: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2021 FISCAL YEAR

The Audit Committee and the independent directors of the Board have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021, subject to ratification or rejection by the stockholders of the Company.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table (in thousands) displays fees for professional services by Ernst & Young LLP for the fiscal years ended September 30, 2020 and 2019:

	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019
Audit Fees	$630	$985
Audit Related Fees	—	—
Tax Fees	$65	$89
All Other Fees	—	—
	$695	$1,074

Audit Fees:    Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state and local tax compliance.

All Other Fees:    Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee is composed of Karin Hirtler-Garvey, the Chair, Arthur S. Ainsberg, and Lowell W. Robinson, each of whom is an independent director.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with standards of the PCAOB, and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at periodically scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting and as required by PCAOB Auditing Standard AS1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB

Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the fiscal year ended September 30, 2020, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2021.

Respectfully Submitted,

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Karin Hirtler-Garvey, Chair

Arthur S. Ainsberg

Lowell W. Robinson

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Complaints Regarding Accounting Matters

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Gerald Cummins, Chief Compliance Officer

c/o PhenixFIN Corporation

445 Park Avenue, 9th Floor

New York, New York 10022

The Audit Committee Chair may be contacted at:

Karin Hirtler-Garvey, Audit Committee Chair

c/o PhenixFIN Corporation

445 Park Avenue, 9th Floor

New York, New York 10022

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Ernst & Young

LLP as the independent registered public accounting firm of the Company for the year ending September 30, 2021. Abstentions are considered votes cast and have the same effect as a vote “AGAINST” for purposes of ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. “Broker non-votes” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2021.

If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2021 fiscal year in accordance with the recommendation of the Board.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at PhenixFIN Corporation, 445 Park Avenue, 9th Floor, New York, NY 10022, by telephone at (212) 859-0390, or on our website at http://www.phenixfc.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2022 Annual Meeting of Stockholders will be held in April 2022, but the exact date, time, and location of that meeting have yet to be determined. If the 2022 Annual Meeting of Stockholders is held within thirty (30) days from the first anniversary of the Annual Meeting, a stockholder who intends to present a proposal in the Company’s proxy statement for that annual meeting, including the nomination of a director, must submit the proposal in writing to Ellida McMillan, PhenixFIN Corporation, at its address of 445 Park Avenue, 9th Floor, New York, NY 10022, and the proposal should be received by the Company between October 10, 2021 and 5:00 p.m. Eastern Time on December 9, 2021. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the fifteenth (15th) day following the day on which public announcement of the date of that annual meeting is first made. If the stockholder is not seeking inclusion of a proposal in the Company’s proxy statement for that annual meeting, assuming that the 2022 Annual Meeting of Stockholders is held on the same date as the Annual Meeting, timely notice consists of the stockholder’s notice delivered to or mailed and received at the Company’s address by January 7, 2022 (i.e., ninety (90) days prior to the date of 2022 Annual Meeting of Stockholders). The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended September 30, 2020, are available at www.phenixfc.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Stockholders of Record:    You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.proxyvote.com and following the instructions on the site and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Stockholders:    If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-859-0390 or by sending an e-mail to info@phenixfc.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, or if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, please contact Broadridge by calling 866-540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

By order of the Board of Directors,
/s/ David Lorber
David Lorber
Chairman of the Board
New York, New York
February 26, 2021

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

PHENIXFIN CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D36720-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PHENIXFIN CORPORATION THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSAL 2: For All Withhold All For All Except To elect the directors of the Company, each to serve for a term of three years, or until his respective successor is duly elected and qualified: 01) David Lorber 2) Howard Amster 2. To ratify the appointment of Emst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please sign exactly as name(s) appear(s) hereon. When signing as an attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in lull corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 8, 2021. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 are available at: www.phenixfc.com PHENIXFIN CORPORATION Annual Meeting of Stockholders April 8, 2021 at 12:00 P.M. (ET) This Proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints David Lorber and Ellida McMillan, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of PhenixFIN Corporation (the “Company”) to be held virtually at ww.virtualshareholdermeeting.com/PFX2021 on April 8, 2021 at 12:00 P.M., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the Annual Meeting, and any adjournments or postponements thereof, with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, and revokes any proxy heretofore given with respect to the Annual Meeting. In order to attend the virtual meeting, log in at www.virtualshareholdermeeting.com/PFX2021 using your 16 digit control number provided on this proxy card. If you do not have your control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions. If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site (at www.virtualshareholdermeeting.com/PFX2021)for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting at 11:45 a.m., Eastern Daylight Time, on April 8, 2021. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE